                                                                EXHIBIT 10.6


                                  May 24, 2000

Citadel Capital Management Corporation
333 So. Grand Avenue, Suite 3030
Los Angeles, CA 90071
Attention: Matthew C. Fragner

       Re: Letter Loan Agreement

Gentlemen:

         The purpose of this letter is to set forth the arrangements we have made regarding certain financial arrangements between you (hereinafter referred to as "Citadel") and Solutions America, Inc., a California corporation ("Solutions America").

         1. Loan Disbursements. Citadel has agreed to loan Solutions America up to $510,000 as needed for operating capital, provided all preconditions set forth in this Letter Loan Agreement have been fulfilled. Concurrently with the execution of this Letter Loan Agreement and all other documents (the "Loan Documents") to be executed at the Closing (as defined in Paragraph 2 below), Citadel shall fund to Solutions America the sum of $185,000 (of which $10,000 shall be retained by Citadel as reimbursement for its costs in investigating Solutions America and in making the Loan). Additional disbursements shall be made pursuant to Section 5. The amounts described above disbursed by Citadel and all interest accrued thereon shall constitute the "Loan." Interest shall accrue on the Loan and the Loan shall be repaid pursuant to the terms of the promissory note to be executed at Closing.

         2. Closing. The parties to this agreement shall meet at the offices of Citadel to conduct the Closing by executing and delivering the following documents:

                  (a) Solutions America shall execute the promissory note evidencing the Loan in the form of Exhibit A attached hereto and made a part hereof (the "Promissory Note").

                  (b) Solutions America shall execute and deliver to Citadel the warrants in the form of Exhibits B-1, B-2 and B-3 and C-1, C-2 and C-3 attached hereto and made a part hereof (the "Warrants").

                  (c) Solutions America shall execute a security agreement and UCC-1 Financing Statement in the form of Exhibit D attached hereto and made a part hereof.

                  (d) Solutions America shall provide evidence satisfactory to Citadel that Solutions America is in good standing in the State of California, that this transaction has been authorized by all required corporate action, and the persons listed on Exhibit E are the sole shareholders of Solutions America, owning only the shares of stock shown on Exhibit F.

Citadel Capital Management Corporation
May 24, 2000
Page 2

                  (e) Each lender identified on Exhibit F attached hereto and made a part hereof shall execute and deliver a Loan Subordination in the form of Exhibit G attached hereto and made a part hereof.

         3. Covenants, Representations and Warranties. Solutions America, Gary Horowitz ("Horowitz"), and Floyd Kephart ("Kephart") jointly and severally make the covenants, representations and warranties set forth below, which shall survive the Closing and the making of the Loan and shall terminate on repayment of the Loan in full:

                  (a) The liabilities described on Exhibit F attached hereto represent all of the material liabilities of Solutions America as of the date hereof. Except for transactions in the ordinary course of business, Solutions America shall not incur any liability in excess of $10,000 (except as shown on Exhibit F) without the prior written approval of Citadel (not to be unreasonably withheld or delayed), nor shall Solutions America sell all or substantially all of its assets or grant any security interest in such assets without the prior written consent of Citadel.

                  (b) Solutions America shall provide Citadel with monthly operating reports certified by the president of Solutions America on the tenth day of each calendar month for the preceding calendar month, fully and accurately completed in form reasonably acceptable to Citadel.

                  (c) Except for completing the contemplated merger with Avenue Entertainment Group, Inc. as described in the draft Letter of Intent dated May __, 2000 which is subject to finalization (the "Anticipated Merger"), the $30 Million Private Equity Line to be provided by Swartz Private Equity, LLC, and the contemplated $2,000,000 private placement placed through Swartz Institutional Finance (the "Anticipated Private Placement"), Solutions America shall not make any material changes in its business plan attached as Exhibit H or take any material action not consistent with its business plan without Citadel's prior written consent.

                  (d) The shares and classes of stock of Solutions America shown on Exhibit F are all of the shares of Solutions America stock outstanding, there are no other classes of stock of Solutions America issued and outstanding, and except as disclosed on Exhibit F, there are no warrants or rights to purchase stock outstanding other than the Warrants.

                  (e) Loan funds shall only be used for the purposes shown on
Exhibit I.

                  (f) No payments on any of the loans to Lenders identified on Exhibit F shall be made until the Loan is repaid in full; provided, however, that this shall not preclude such Lenders from converting their loans into equity.

         4. Insurance and Indemnification. Solutions America shall carry commercial general liability insurance with an aggregate limit of $2,000,000, workers compensation insurance in the

Citadel Capital Management Corporation
May 24, 2000
Page 3

amount required by applicable law, and other insurance required by law or good business practices. At Citadel's request, Solutions America shall provide Citadel with a certificate of insurance evidencing such insurance coverage.

                  Solutions America shall indemnify Citadel, its agents and representatives from and against any and all liability, cost, expense (including court costs and reasonable attorneys' fees), claims, lawsuits or damages arising out of any actions or omissions of any of such indemnifying party, or arising in any way out of the business of Solutions America, or the actions or omissions of any of the officers, directors, employees, agents or representatives of Solutions America, except to the extent arising out of the gross negligence or willful misconduct of Citadel or its employees.

         5. Additional Disbursements. Provided Solutions America is not in default of any provision of this Letter Loan Agreement or any other loan document, Citadel shall make two additional disbursements in the amounts and on the dates shown on Exhibit I provided Solutions America has submitted reasonably detailed disbursement requests in form reasonably approved by Citadel (and showing the use of previously disbursed Loan proceeds) at least three (3) business days prior to the disbursement date.

         6. Audit Rights. On at least three (3) days' prior written notice, Citadel shall have the right to review and/or audit all books and records of Solutions America at Citadel's cost and expense, provided Solutions America shall pay the cost thereof in the event of any material inaccuracy or discrepancy.

         7. Conversion. By giving at least five (5) business days' prior written notice, Citadel shall have the right, but not the obligation; to convert all or any part of the Loan balance to shares of common stock of Solutions America, Inc. at the same price per share as that offered to the investors in the Anticipated Private Placement (or if such Anticipated Private Placement has not closed by August 15, 2000 and Citadel elects to exercise its conversion right before closing of the Anticipated Private Placement, at a price per share of $l). Prior to any payoff of all or any portion of the Loan, Solutions America shall give Citadel ten days' prior written notice and an opportunity to exercise such conversion right. In the event of a merger of Solutions America (including the Anticipated Merger) prior to exercise of such conversion right, Citadel shall have the conversion right at the corresponding price per share of the surviving company as the relationship of the price of Solutions America to the surviving company as of the date of the merger. In other words, if the conversion right would have been at $1 per share of Solutions America stock before the merger, and for each share of Solutions America stock Solutions America shareholders received 1 share of the surviving company stock, Citadel shall receive 1 share of the surviving company's stock for each $1 of Loan balance for which Citadel elects the conversion right.

         8. Miscellaneous Provisions. Together with the other documents to be executed at the Closing, this Letter Loan Agreement sets forth the entire agreement of the parties and

Citadel Capital Management Corporation
May 24, 2000
Page 4

supersedes all prior written and oral communications. This Letter Loan Agreement and each of the other documents to be executed at Closing may be amended only in writing. This Letter Loan Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties, and shall be interpreted under the laws of the State of California. The venue of any action on this Letter Loan Agreement and the other Loan Documents shall be in Los Angeles County, California. In the event of any dispute regarding the terms or the breach of this Letter Loan Agreement, the prevailing party shall be entitled to attorneys' fees as determined by the court having jurisdiction. This Agreement may be executed in counterparts.

         Your signature below will indicate your agreement to the terms of this binding Letter Loan Agreement.

                                       Sincerely,

Notice Address:                        Solutions America, Inc.
600 Corporate Pointe
Suite 1200
Culver City, CA 90230
                                       By:
                                           -------------------------------------


                                       /s/ GARY HOROWITZ
                                       -----------------------------------------
                                       Gary Horowitz
                                       PRESIDENT

                                       /s/ FLOYD KEPHART
                                       -----------------------------------------
                                       Floyd Kephart
                                       Chairman

Agreed and Accepted:

Citadel Capital Management Corporation

By: /s/ CATHERINE YEEP
   -------------------------------

                                List of Exhibits

Exhibit A         Form of Promissory Note ($510,000)
Exhibit B-1       Form of Warrant for 320,888 Shares of Common Stock
Exhibit B-2       Form of Warrant for 85,570 Shares of Common Stock
Exhibit B-3       Form of Warrant for 21,392 Shares of Common Stock
Exhibit C-1       Form of Warrant for 164,444 Shares of Common Stock
Exhibit C-2       Form of Warrant for 42,785 Shares of Common Stock
Exhibit C-3       Form of Warrant for 10,696 Shares of Common Stock
Exhibit D         Form of Security Agreement and UCC-1
Exhibit E         List of Shareholders and Classes of Stock
Exhibit F         Current Solutions America Liabilities
Exhibit G         Loan Subordination
Exhibit H         Business Plan
Exhibit I         Use of Loan Proceeds

                                    Exhibit E

                        Shareholders and Classes of Stock

Shareholder Names                Class of Stock                 Shares Owned


Description of Shares of Stock

Class                          Shares Authorized             Shares Outstanding
Common

                                    Exhibit G

                             Solutions America, Inc.

                               Loan Subordination


Lender Name:

Amount Loaned to Solutions America, Inc.:

Interest Rate:


         The Lender described above hereby (i) subordinates its right to repayment of all monies owed such Lender to the right of Citadel Capital Management Corporation ("Citadel") to repayment of all amounts owed under that certain Promissory Note dated May 24, 2000 (the "Loan") executed by Solutions America, Inc., and (ii) agrees that Lender shall not be repaid any amounts loaned or interest thereon until Citadel has been repaid in full. The undersigned hereby acknowledges that Citadel would not make the Loan to Solutions America, Inc. without execution of this Subordination by Lender.


                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXHIBIT I

                SOLUTIONS AMERICA
                 USE OF PROCEEDS
              SHORT TERM FINANCING

                                           May 24, 2000
Proceeds Carried Forward                              0

DRAW OF FUNDS                                   175,000

FUNDS AVAILABLE                                 175,000

Use of Proceeds:
  Payroll 5/1/-5/15/00                           75,000
  Payroll 5/16/00 - 5/31/00
  Payroll 6/1/00 - 6/15/00

Additional Payroll-New Technician Hires

Payment of May Rent                              26,000
Payment of June Rent

Audit Retainer fee
Purchase of Servers and Equipment
Payment of Franchise Taxes                       28,000
Payment of Various Vendors and Expenses          24,000
    Total Use of Funds                          153,000

Net Balance After Use of Funds                   22,000

      June 1, 2000          June 15, 2000
            22,000                 59,000

           175,000                150,000

           197,000                209,000

            75,000

                                   75,000

                                   15,000

            26,000

            10,000
            15,000                 15,000

            12,000                 12,000
           138,000                117,000

            59,000                 92,000

             SOLUTIONS AMERICA
              USE OF PROCEEDS
            SHORT TERM FINANCING

                                             May 24, 2000    June 1, 2000     June 15, 2000
Proceeds Carried Forward                             --          22,000          59,000

DRAW OF FUNDS                                   175,000         175,000         150,000
                                                -------         -------         -------

FUNDS AVAILABLE                                 175,000         197,000         209,000
                                                -------         -------         -------
Use of Proceeds:
  Payroll 5/1/-5/15/00                           75,000
  Payroll 5/16/00 - 5/31/00                                      75,000
  Payroll 6/1/00 - 6/15/00                                                       75,000

Additional Payroll-New Technician Hires                                          15,000

Payment of May Rent                              26,000
Payment of June Rent                                             26,000

Audit Retainer fee                                               10,000
Purchase of Servers and Equipment                                15,000          15,000
Payment of Franchise Taxes                       28,000
Payment of Various Vendors and Expenses          24,000          12,000          12,000
                                                -------         -------         -------
    Total Use of Funds                          153,000         138,000         117,000
                                                -------         -------         -------

Net Balance After Use of Funds                   22,000          59,000          92,000
                                                =======         =======         =======

                                 PROMISSORY NOTE

Maker: Solutions America, Inc.                    Date: May 24, 2000

Holder: Citadel Capital Management Corporation    Place of Payment:

Principal Amount: $510,000                        1128 Mission Street
                                                  South Pasadena, CA 91030

Interest Rate: 9% per annum

Maturity Date: October 31, 2001


1. Disbursements. Concurrently with the execution of this Note, Holder has disbursed to Maker the sum of $185,000 (of which $10,000 has been retained by Holder as reimbursement for its costs in making the Loan). Holder shall disburse up to an additional $325,000 in cash upon satisfaction of all applicable conditions precedent as described in the Letter Loan Agreement of even date herewith executed by Maker and Holder (the "Letter Loan Agreement").

2. Payment of Principal and Interest. On or before the Maturity Date, Maker, for valuable consideration, hereby agrees and promises to pay to the order of Holder the outstanding principal balance and all accrued and unpaid interest. Amounts not paid within five (5) days after when due shall be subject to a late charge of 5% of the delinquent amount. Amounts not paid within ten (10) days after when due shall accrue default interest at the rate of 12% per annum

3. Prepayments. Prepayments may be made in whole or in part at any time without penalty on ten (10) business days' prior written notice.

4. Payments in U.S. Currency. Payments shall be made in lawful money of the United States at the Place of Payment, which may be changed to another location within the United States by written notice from Holder to Maker.

5. Waiver of Notice, Etc. Maker waives notices of all kind, presentment, protest, dishonor and demand.

6. Acceleration; Collection Costs. In the event any required payment is not made within ten (10) days after written notice of delinquency, or Maker defaults in any material provision of the Letter Loan Agreement which default is not cured within ten (10) days after written notice of default, Holder shall have the option to accelerate all amounts due hereunder by giving written notice of acceleration. Maker agrees to pay all of Holder's costs of collection, including court costs and reasonable attorneys' fees.

7. Usury Savings. The interest payable hereunder shall not exceed the maximum interest rate allowed by law.

8. Business Purpose. The purpose of the loan evidenced by this Note is business and not personal.

9. Governing Law. This Note shall be interpreted according to the laws of the State of California, and venue for all actions shall be in Los Angeles County, California.

10. Amendments in Writing. All amendment to this instrument must be in writing signed by Maker and Holder.

11. Successors and Assigns. This instrument shall inure to the benefit of Holder's successors and assigns and shall be binding upon Maker's successors and assigns, provided Maker's obligations may not be assigned without Holder's prior written consent.


         Executed at Los Angeles, California as of the date written above.

                                       Maker:

                                       Solutions America, Inc.


                                       By: /s/ GARY HOROWITZ
                                          --------------------------------------
                                          PRESIDENT



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